UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009 (January 14, 2009)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On January 14, 2009, the registrant held a conference call regarding the recent hedge transactions executed by the registrant.  A copy of the conference call transcript is attached and furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  An earlier version of the transcript was posted on the registrant’s website within hours of the completion of the conference call.  Because the registrant committed to follow-up with answers to certain questions asked during the conference call, the registrant has augmented this version of the transcript with those answers.  At the same time, the registrant has added to this version certain correction and clarification annotations and cleansed typographical irregularities.  Of particular note is an annotation of the registrant’s forecast/assumption for price/MMBtu for natural gas and an annotation as to the registrant’s response to a question regarding NGL volumes.  The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.  In addition, the registrant does not assume any obligation to update such information in the future.

The transcript attached to this Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in the transcript that address activities, events or developments that the registrant expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the registrant based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the registrant, which may cause the registrant’s actual results to differ materially from those implied or expressed by the forward-looking statements.  For a detailed list of the registrant’s risk factors, please consult the registrant’s Form 10-K, filed with the Securities and Exchange Commission for the year ended December 31, 2007, and the registrant’s Forms 10-Q, filed with the Securities and Exchange Commission for subsequent quarters.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                      Description

99.1                          January 14, 2009 Conference Call Transcript – Hedging Transactions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P., its general partner

By:	Eagle Rock Energy G&P, LLC, its general partner

Date: January 15, 2009	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

99.1                      January 14, 2009 Conference Call Transcript – Hedging Transactions